UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2009

Date of report (Date of earliest event reported)

SEI Investments Company

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip Code)

(610) 676-1000

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On Thursday, April 23, 2009, SEI Investments Company issued a press release announcing its financial and operating results for the first quarter ended March 31, 2009. A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference.

Item 8.01	Other Events

The Company has an investment in the general partnership LSV Asset Management (LSV), a registered investment advisor that provides investment advisory services to institutions, including pension plans and investment companies. LSV is currently an investment sub-advisor for a number of SEI-sponsored mutual funds. The Company’s total partnership interest in LSV was approximately 43 percent as of March 31, 2009. LSV Employee Group is owned by several current employees of LSV and was formed for the sole purpose of owning a partnership interest in LSV. The Company does not own any interest in LSV Employee Group.

In March 2009, certain partners (the Contributing partners) of LSV, including the Company, agreed to designate a portion of their partnership interest for the purpose of providing an interest in LSV to a select group of LSV key employees. Until such time an interest in the partnership is issued, all profits, losses, distributions and other rights and obligations relating to such unissued interests remains with the Contributing partners. Each issuance must be authorized by unanimous vote of all Contributing partners. As of March 31, 2009, the Contributing partners did not issue any interest in LSV.

In April 2009, the Contributing partners agreed to provide certain LSV key employees an interest in LSV, resulting in a reduction of the Company’s interest in LSV to approximately 42 percent. Effective April 1, 2009, the Company will deconsolidate the assets, liabilities, revenues and expenses of LSV and account for its interest in LSV under the equity method of accounting. The Company’s indirect eight percent ownership interest in LSV due to the unsecured loan guaranty provided to LSV Employee Group remained unchanged. The Company will continue to consolidate the accounts of LSV Employee Group.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02, Item 8.01, and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated April 23, 2009 of SEI Investments Company related to the Company’s financial and operating results for the first quarter ended March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date: April 24, 2009	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 23, 2009 of SEI Investments Company related to the Company’s financial and operating results for the first quarter ended March 31, 2009.

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